Mercantile Bank Corporation

Investor Presentation

October 2024



Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2023, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Executive Management Team



RAYMOND REITSMA

PRESIDENT &
CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed President and Chief Executive Officer of the Bank effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER &
TREASURER

Mr. Christmas joined the Bank in 1998 and has over 37 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Financial Performance

Third Quarter 2024

Performance Highlights

Earnings	• Net income of $19.6MM in 3Q24 versus $20.9MM in 3Q23 • EPS of $1.22 in 3Q24 versus $1.30 in 3Q23
Net Interest Margin	• Net interest margin of 3.52% in 3Q24 versus 3.98% in 3Q23 • Increased asset yield attributed to high percentage of floating rate loans and higher interest rate environment • Rising cost of funds attributed to shifting mix from strategic growth in deposits
Deposit and Funding	• Total deposits grew an annualized 30% in the third quarter of 2024 • Loan to deposit ratio declined by 480 basis points in the third quarter of 2024
Commercial Loan Portfolio	• Commercial loans grew an annualized 13% in the third quarter of 2024 • Composition consists of 56% C&I and Owner Occupied CRE
Asset Quality	• Nonperforming assets to total assets ratio of 0.17% • YTD net loan charge-offs (recoveries) to average loans of (0.02%) annualized
Capital	• Total risk-based capital ratio of 14.2% at the end of 3Q24, in line with 3Q23 • Tangible book value per share grew to $33.07 at the end of 3Q24 from $27.06 (over 22% increase) at the end of 3Q23

Shareholder Value

Strong earnings and relative size of investment portfolio mitigated impact of unrealized losses on tangible book value per share during increasing rate environment


$40
$30
$20
$10
$0
($10)
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
After Tax Net Unrealized Gain/(Loss) per share
TBV per common share excluding after tax unrealized gain/(loss)
Tangible book value (TBV) per common share

Growth in Tangible Book Value and cash dividend per common share


Tangible Book Value per common share
$35
$30
$25
$20
$15
$10
$5
$0
2019
2020
2021
2022
2023
2024 YTD
As of period end


Cash dividend per common share
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.06
$1.12
$1.18
$1.26
$1.34
$1.42
2019
2020
2021
2022
2023
2024

Profitability Metrics

- Solid profitability metrics
- Third quarter ROAA impacted by deposit growth strategy and margin normalization
- Third quarter ROAE impacted by increased equity driven by solid earnings and decrease in unrealized losses on investments


Quarterly
Return on Average Assets
(ROAA) relative to peer group
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
MBWM - ROAA
Peer Median - ROAA


Quarterly
Return on Average Equity
(ROAE) relative to peer group
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
MBWM - ROAE
Peer Median - ROAE

Loan to Deposit Ratio*

Reduction of 800 basis points from the beginning of the year

- Driven by robust local deposit growth
- Includes $45 million reduction in brokered deposits


112%
110%
108%
106%
104%
102%
100%
$5,500
$4,500
$3,500
In millions
110%
108%
107%
102%
4Q23
1Q24
2Q24
3Q24
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances.

Net Interest Income

Stable net interest income


$50
$40
$30
$20
$10
$0
$ in millions
3Q23
4Q23
1Q24
2Q24
3Q24
Net Interest Income

Increased interest income primarily reflects loan growth but also higher interest rate environment


$100
$80
$60
$40
$20
$0
Interest Income ($ in millions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
Loans ($ in billions)
3Q23
4Q23
1Q24
2Q24
3Q24
Interest on Securities and Deposits
Interest on Loans, including fees
Average Loans

Interest expense increase reflects strategic deposit growth, higher deposit costs, and change in funding mix related to lowering the loan to deposit ratio. Noninterest-bearing deposits (NIB) is historically above peers


$40
$35
$30
$25
$20
$15
$10
$5
$0
Expense ($ in millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Deposits ($ in billions)
3Q23
4Q23
1Q24
2Q24
3Q24
Other Interest Expense
Interest on Deposits
Avg. Interest-Bearing Deposits


100%
80%
60%
40%
20%
0%
% of Total Deposits
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Brokered deposits
Lower-cost deposits
Peer median NIB
Higher-cost deposits
Non-interest bearing deposits

Net Interest Margin

Stable net interest margin

- **Proactive balance sheet management strategies** such as matched funding fixed rate commercial loans and commercial loan back-to-back interest rate swap program
- **Linked quarter margin contraction attributed to deposit growth strategy and margin normalization**, but solid margin provides opportunity to lower loan to deposit ratio



3.6%
4.3%
4.3%
4.1%
4.0%
3.9%
3.7%
3.6%
3.5%
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
Net Interest Margin
Peer Median NIM

	3rd Qtr 2022	4th Qtr 2022	1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024	2nd Qtr 2024	3rd Qtr 2024
Earning Asset Yields:									
Loans	4.56%	5.49%	5.90%	6.19%	6.37%	6.53%	6.65%	6.64%	6.69%
Investments	1.79%	1.91%	1.95%	2.00%	2.13%	2.18%	2.20%	2.30%	2.43%
Other	2.15%	3.60%	4.18%	4.88%	5.26%	5.31%	5.35%	5.28%	5.37%
Total Earning Assets	4.04%	4.95%	5.35%	5.61%	5.78%	5.95%	6.06%	6.07%	6.08%
Cost of Funds:									
Deposits	0.24%	0.42%	0.87%	1.36%	1.67%	1.94%	2.25%	2.42%	2.52%
Borrowed Funds	1.99%	2.13%	2.51%	2.90%	2.98%	3.15%	3.51%	3.56%	3.75%
Total Earning Assets	0.48%	0.65%	1.07%	1.56%	1.80%	2.03%	2.32%	2.44%	2.56%
Net Interest Margin	3.56%	4.30%	4.28%	4.05%	3.98%	3.92%	3.74%	3.63%	3.52%

Yield on Assets / Cost of Funds

Meaningful increase in yield on assets quarter over quarter

- Higher interest rate environment
- Floating rates on over two-thirds of commercial loans
- Re-priced maturing fixed rate loans and investments

Gradual increase in cost of funds

- Deposit rate increases and change in funding mix throughout 2023 and 2024 driven by strategy to grow deposits and reduce loan to deposit ratio


8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
2023 Year-To-Date
2024 Year-To-Date
Yield on total earning assets
Cost of funds (total earning assets)
Net interest margin (fully tax-equivalent)

Noninterest Income

Notable increases in mortgage banking income


$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
3Q23
4Q23
1Q24
2Q24
3Q24
Other income
Payroll services
Credit and debit card income
Service charges on accounts
Earnings on bank owned life insurance
Interest rate swap income
Mortgage banking income

Interest Rate Scenarios*


$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
$ Change in thousands
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
% Change in NII

	Down 300 bps	Down 200 bps	Down 100 bps	Up 100 bps	Up 200 bps	Up 300 bps
Projected $ Change in Net Interest Income	$(17,300)	$(11,700)	$(5,400)	$5,200	$10,800	$15,900
Projected % Change in Net Interest Income	-8.5%	-5.7%	-2.6%	2.5%	5.3%	7.8%

Projected $ Change in Net Interest Income — Projected % Change in Net Interest Income

**Reflects a gradual one-year parallel change in interest rates. As of June 30, 2024. $ in thousands*

Noninterest Expense

56%* Efficiency Ratio

Increased Salary and Benefit Costs but Overall Stable Cost Structure



$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
3Q23
4Q23
1Q24
2Q24
3Q24
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio

*As of September 30, 2024.

Mortgage Loan Portfolio*

Mortgage Loan Originations


$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
Refinance mortgage loans originated
Purchase mortgage loans originated

Mortgage Loan Sale Production


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Loans originated with intent to sell
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sale of Mortgage Loans
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
Mortgage loans originated with intent to sell
Income on sale of mortgage loans

*in thousands

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers
- Continuing to build reserve



■ Average Loans (in millions)
$4,054
$4,184
$4,299
$4,396
$4,467
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024

Asset Quality Metrics

($ in thousands)		3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024	2nd Qtr 2024	3rd Qtr 2024
Gross loan charge-offs	$	200	100	0	0	0
Recoveries	$	200	200	400	300	100
Net loan charge-offs (recoveries)	$	0	(100)	(400)	(300)	(100)
Net loan charge-offs (recoveries) to average loans		< 0.01%	(0.01%)	(0.04%)	(0.02%)	(0.01%)
Provision for credit losses	$	3,300	1,800	1,300	3,500	1,100
Allowance for credit losses	$	48,000	49,900	51,600	55,400	56,600
Allowance to loans		1.17%	1.16%	1.19%	1.25%	1.24%
Nonperforming loans	$	5,900	3,400	6,000	9,100	9,900
Other real estate/repossessed assets	$	100	200	200	0	0
Nonperforming loans to total loans		0.14%	0.08%	0.14%	0.21%	0.22%
Nonperforming assets to total assets		0.11%	0.07%	0.11%	0.16%	0.17%

Loan Repricing*

The majority of total loans (74%) have a floating rate, shortening balance sheet duration and aligning with funding sources

- 73% of commercial loans have a floating rate.
- 81% of fixed rate commercial loans mature within five years.
- In aggregate, approximately 88% of total loans are subject to repricing within the next five years.

Total Loan Portfolio Rate Type


Fixed Rate Loans: 26%
Variable Rate Loans 74%

Total Loan Portfolio Repricing Breakdown


Over 5 Years 12%
0 - 12 Months 63%
1 - 5 Years 25%


$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial Variable Rate Loans
Commercial Fixed Rate Loans
Retail Variable Rate Loans
Retail Fixed Rate Loans

*As of September 30, 2024. $ in thousands

Investment Portfolio Unrealized Gains & Losses ($ in thousands)

- Due to the increasing interest rate environment, net unrealized losses started to increase meaningfully during the first quarter of 2022, peaking in September 2022 ($92 million before tax).
- Net unrealized losses (before tax) equaled $46 million as of September 30, 2024 compared to $64 million as of December 31, 2023.


As of September 30, 2024
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value


As of December 31, 2023
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

Regulatory Capital Ratios
(Mercantile Bank Data)

Actual and Adjusted* Capital Ratios vs. Requirements


14%
12%
10%
8%
6%
4%
2%
0%
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio

Excess Capital vs. Unrealized Gains/(Losses)*

(in thousands)


$250,000
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
($100,000)
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Losses):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

Tier 1 Leverage Capital Ratio
12.0%

Total Risk Based Capital Ratio
13.9%

Total Risk Based Capital Ratio
*Adjusted for Unrealized Gains/Losses**
13.3%

Excess Total Risk Based Capital
$211 Million

Excess Total Risk Based Capital
*Adjusted for Unrealized Gains/Losses**
$174 Million

As of September 30, 2024

**Adjusted Capital and Ratios include the after tax net unrealized gains/losses*

Deposits & Sweep Accounts

Robust deposit growth in money market and time deposit accounts and reduction in brokered deposits


$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
4Q23
1Q24
2Q24
3Q24
Money Market
Noninterest-Bearing Checking
Interest-Bearing Checking
Savings
Time $100,000 & Over
Time Under $100,000
Sweep Accounts
Brokered Deposits

*Reflects end of quarter balances.

Large Depositors
Includes Sweep Account Balances

Stable Large Depositor Base

Depositors with over $5 million as of September 30, 2024



Total – 80 relationships aggregating $1.5 billion

- Business/Individual – 63 relationships aggregating $1.2 billion
- Governmental – 17 relationships aggregating $0.3 billion

Depositors with over $5 million (5 years ago) as of September 30, 2019, consisted of 46 relationships aggregating $646 million

- 31 relationships still maintain deposits over $5 million as of September 30, 2024




Aggregate Balance of the 31 Depositors
($ millions)
$1,000
$800
$600
$400
$200
$0
$515
$919
September 30, 2019
September 30, 2024

Deposit Balances

Deposits comprised of mostly business accounts*


Personal
33%
Business
67%

($ in thousands)		December 31, 2023		September 30, 2024	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	208,800	1,038,900	191,700	990,500
Interest Checking	$	201,300	434,500	168,600	542,200
Savings	$	220,700	41,800	193,100	37,000
Money Market	$	307,200	650,300	383,500	1,058,300
Certificates of Deposit	$	413,300	215,800	492,300	275,300
Total Deposits	$	1,351,300	2,381,300	1,429,200	2,903,300

* as of September 30, 2024. Excludes brokered deposits.

Sources of Liquidity*

Source		Availability *($ in thousands)*
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	607,000
Unpledged Investments	$	324,000
Federal Reserve Discount Window	$	158,000

As of September 30, 2024.

Thoughts on Remainder of 2024

Prime/SOFR Rates

- 25 basis point reduction effective November 7 & December 18, 2024

2024 Performance Metrics

	4th Quarter
Loan Growth	4.00% - 6.00%
Net Interest Margin	3.35% - 3.45%
Fee Income	$9.0MM - $10.0MM
Overhead Costs	$31.5MM - $32.5MM
Federal Tax Rate	20%

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
Commercial Loans			
Commercial and Industrial	$	1,312,800	29%
Real Estate – NonOwner Occupied	$	1,096,000	24%
Real Estate – Owner Occupied	$	746,700	16%
Real Estate – Multi-Family & Residential Rental	$	426,400	9%
Real Estate – Land Development & Residential Construction	$	66,400	2%
Total Commercial Loans	$	3,648,300	80%
Retail Loans			
1 – 4 Family Mortgages	$	844,100	19%
Other Consumer	$	60,600	1%
Total Retail Loans	$	904,700	20%
Total Loans	$	4,553,000	100%

*As of September 30, 2024.

Asset Quality Metrics

17 bps*
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

		9/30/23	12/31/23	3/31/24	6/30/24	9/30/24
Net loan charge-offs (recoveries)	$	0	(100)	(400)	(300)	(100)
Net loan charge-offs (recoveries) to average loans *(annualized)*		0	(0.01%)	(0.04%)	(0.02%)	(0.01%)
Allowance to loans		1.17%	1.16%	1.19%	1.25%	1.24%
Nonperforming loans to total loans		0.14%	0.08%	0.14%	0.21%	0.22%
Nonperforming assets to total assets		0.11%	0.07%	0.11%	0.16%	0.17%

As of September 30, 2024.

Core Commercial Loan Growth ($ in millions)

13%
Commercial loan growth in the third quarter of 2024
(Annualized)

Five Quarter Loan Growth Trends


Core Commercial Loans
$3,700
$3,600
$3,500
$3,400
$3,300
$3,200
$3,100
$3,000
$3,238
$3,415
$3,430
$3,533
$3,648
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24

Five Year Annual Loan Growth Trends

		12/31/19	12/31/20	12/31/21	12/31/22	12/31/23
Core Commercial Loans	$	2,451	2,438	2,923	3,147	3,415
PPP Loans	$	-	365	40	1	-
Total Commercial Loans	$	2,451	2,803	2,963	3,148	3,415

Lending Commitments ($ in millions)

		9/30/23	12/31/23	3/31/24	6/30/24	9/30/24
Construction Loans						
Commercial	$	379	311	362	320	241
Residential	$	54	46	40	37	34
Commitments to Make Loans*	$	288	262	235	255	236
Total	$	721	619	637	612	511

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Composition - Commercial Loans*


Loan Type
Commercial Real Estate - Non-Owner Occupied 30%
Commercial Real Estate - Multi-Family & Residential Rental 12%
Commercial & Industrial 36%
Commercial Real Estate - Owner Occupied 20%
Commercial Vacant Land, Land Development & Residential Construction 2%


Industry
Wholesale Trade 5%
Retail Trade 6%
Transportation & Warehousing 2%
Manufacturing 18%
Information <1%
Construction 5%
Finance & Insurance 3%
Services 20%
Real Estate, Rental & Leasing 40%
Agriculture, Oil & Gas Extraction & Utilities 1%

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate - Owner Occupied	Commercial Real Estate - Non-Owner Occupied	Commercial Real Estate - Multi-Family & Residential Rental
Grades 1-4	$	691.7	25.6	480.9	446.8	164.3
Grades 5-7	$	606.3	40.8	262.4	641.1	261.5
Grades 8-9	$	14.8	0	3.4	8.1	0.6
Total Commercial	$	1,312.8	66.4	746.7	1,096.0	426.4

As of September 30, 2024

Composition – Auto Related Commercial Loans*


Auto Related Loans Percent of Total Commercial Loans
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3Q23
4Q23
1Q24
2Q24
3Q24
Auto Percentage
Non-Auto Percentage


Balance of Auto Related Loans ($ in millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
3Q23
4Q23
1Q24
2Q24
3Q24
Balance of Auto Loans
Balance of Non-Auto Loans


Weighted Internal Risk Grade of Auto Related Loans
Loan Grade
8
7
6
5
4
3
2
1
4.14
4.17
4.17
4.22
4.49
3Q23
4Q23
1Q24
2Q24
3Q24

* As of September 30, 2024

Rate Type - Commercial Loans * ($ in thousands)

Rate Type Breakdown


27%
73%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

		Balance
Floating Rate Commercial Loans	$	2,675,000
Fixed Rate Commercial Loans	$	973,300
Total Commercial Loans	$	3,648,300

*As of September 30, 2024.

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 - 59 Days Past Due	60 - 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	-	4.8	4.8	1,308.0	1,312.8	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	66.4	66.4	-
Real Estate - Owner Occupied	$	-	-	-	-	746.7	746.7	-
Real Estate - Non-Owner Occupied	$	-	-	-	-	1,096.0	1,096.0	-
Real Estate - Multi-Family & Residential Rental	$	-	-	-	-	426.4	426.4	-
Total Commercial	$	-	-	4.8	4.8	3,643.5	3,648.3	-
1-4 Family Mortgages	$	0.4	0.8	-	1.2	842.9	844.1	-
Other Consumer Loans	$	-	-	-	-	60.6	60.6	-
Total Retail	$	0.4	0.8	-	1.2	903.5	904.7	-
Total Past Due Loans	$	0.4	0.8	4.8	6.0	4,547.0	4,553.0	-

As of September 30, 2024. Excludes current non-accrual loans.

Past Due Loans


13 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of September 30, 2024.

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
30-Sep-2023
31-Dec-2023
31-Mar-2024
30-Jun-2024
30-Sep-2024

Non-Owner Occupied Commercial Real Estate Lending*

Current NOO CRE Composition


Industrial
Office
Retail
Hotel
Assisted Living
Other NOO CRE
Remainder of Total Loans
6%
6%
6%
3%
2%
1%
Total Loan Portfolio (excluding NOO CRE)

Historical NonPerforming NOO CRE

(ending balance, $ in thousands)


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Mar-24
Jun-24
Sep-24
NonPerforming NOO CRE ($ in thousands)

($ in thousands)		Balance	% of NOO CRE	% of Total Loans
Industrial	$	275,500	25%	6%
Office	$	271,000	25%	6%
Retail**	$	253,600	23%	6%
Hotel	$	148,300	13%	3%
Assisted Living	$	107,000	10%	2%
Other	$	40,600	4%	1%
Total	$	1,096,000	100%	24%

- 92% of office NOO CRE located in Michigan
- 33% of office is medical use in Michigan
- 0% nonperforming NOO CRE loans

**As of September 30, 2024.*
***Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.*

Company Overview

Mercantile Bank...

- One of the largest banks headquartered in Michigan
- Founded in 1997 in Grand Rapids, MI.
- $5.9 billion in total assets
- More than 650 employees & over 40 locations.
- Offers more than 75 products & services supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

We invest in our communities by...

- Volunteering nearly 25,000 hours in community service supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating nearly $1,000,000 to local non-profits & fundraisers.
- Over $33 million invested in affordable housing projects throughout the state.



Strategic Areas of Focus

Client Experience

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

Growth

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

People & Culture

- Weave DEI principles throughout organization
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

Efficiency

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

Risk Management

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand Enterprise Risk Management practices, monitoring, and reporting

Forward Progress

ESG

Environmental, Social & Governance

- Dedicated Corporate Sustainability Committee with Board Governance Committee oversight
- Enterprise risk management program continuously identifying, assessing, and mitigating company-wide risks, including financial, operational, regulatory, reputational, and legal
- Provided 1,288 Small Business/Community Reinvestment Act (CRA) loans totaling $347 million in 2023
- 116 Community Development Loans in 2023, totaling over $430 million
- Corporate and employee donations totaling $1.3 million in support of non-profit organizations in 2023
- Engaged employees provided 24,872 hours in community service for over 900 organizations in 2023
- Offered 319 financial literacy courses in 2023 to 5,083 participants
- Utilized 94 out of the total 117 participants in the Diverse Supplier Program, totaling over $1 million or 2.1% of the Bank's total spend
- Sponsored 15 community shred events and monthly secure shred collection from all facilities, resulting in 184 tons of paper diverted from landfills
- Company culture focused on generating a positive impact on individuals, organizations, and entire communities

DEI

Diversity, Equity & Inclusion

- 50% gender, racial and ethnic diversity on the Corporate Board of Directors
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions
- 16.9% minority hire rate in 2023
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments
- Strategic Planning Team comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	●				
Bill Payment & ACH	●	●	●	●	●
Cash Management	●	●	●	●	●
Credit Card Rewards	●	●	●	●	●
Electric Vehicle Car Loan	●		●		
Health Savings Account	●	●			
In-House Payroll Services & Human Capital Management Solutions	●				
Integrated Payables	●	●	●	●	●
Integrated Receivables	●	●	●	●	●
Merchant Services	●	●	●	●	●
Personal Finance Management (Within Online & Mobile Banking)	●	●	●		●
Remote Deposit Capture	●	●	●	●	●